UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

GENON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 357-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K and in the exhibits included as part of this report, “GenOn Energy” refers to GenOn Energy, Inc., and “we,” “us” and “our” refer to GenOn Energy and its consolidated subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2011, David S. Freysinger resigned as Senior Vice President of Plant Operations of GenOn Energy. James P. Garlick, the former senior executive of Mirant Corporation responsible for plant operations prior to Mirant’s merger with RRI Energy, Inc. in December 2010 to form GenOn Energy, replaces Mr. Freysinger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC.
(Registrant)

Date: July 21, 2011

By: /s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller